KEMPER GROWTH FUND

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED SEPTEMBER 30, 1995

Seeking growth of capital through diversification of investment securities having potential for capital appreciation

"... As interest rates began to decline, improving P/E multiples and a significant increase in earnings momentum contributed to a strong bull market..."

Table of Contents

3
General Economic Overview

5
Performance Update

8
Terms to Know

9
Industry Sectors

10
Largest Holdings

11
Portfolio of Investments

14
Report of Independent Auditors

15
Financial Statements

17
Notes to Financial Statements

21
Financial Highlights

At A Glance

Kemper Growth Fund Total Returns for the year ended September 30, 1995 (unadjusted for any sales charge):

                  Class A                             26.07%
                  Class B                             24.63%
                  Class C                             24.99%
                  Lipper Growth Funds
                  Category Average*                   25.87%


Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc.returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.


NET ASSET VALUE

                                              AS OF                   AS OF
                                             9/30/95                 9/30/94
---------------------------------------------------------------------------
Kemper Growth Fund Class A                    $16.07                 $12.93
---------------------------------------------------------------------------
Kemper Growth Fund Class B                    $15.85                 $12.88
---------------------------------------------------------------------------
Kemper Growth Fund Class C                    $15.87                 $12.88
---------------------------------------------------------------------------


KEMPER GROWTH FUND
LIPPER RANKINGS

COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY*

                CLASS A         CLASS B        CLASS C
--------------------------------------------------------
1-year          # 277 of       # 325 of        # 318 of
                550 funds      550 funds       550 funds
--------------------------------------------------------
5-year          # 117 of
                234 funds      N/A             N/A
--------------------------------------------------------
10-year         # 57 of
                149 funds      N/A             N/A
--------------------------------------------------------
16-year         # 44 of
                106 funds      N/A             N/A
--------------------------------------------------------

DIVIDEND REVIEW

During the fiscal year, Kemper Growth Fund paid the following dividends:

                       CLASS A              CLASS B                CLASS C
--------------------------------------------------------------------------
Long-Term
Capital Gain:            $0.18                $0.18                 $0.18
--------------------------------------------------------------------------

About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months.

  Specifically, your report now includes:

  -      Terms you need to know related to your fund
  -      A look at your fund's sector weightings and how they have changed
  -      A comparison of your fund and its benchmark sector weightings
  -      Your fund's largest individual holdings

         If you have any comments about the revised format or if you have suggestions for additional changes, please write to:
         Kemper Mutual Funds
         Shareholder Communications
         120 South LaSalle Street
         Chicago, IL 60603

General Economic Overview


              STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT
[PHOTO OF     OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS
 STEPHEN B.   AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING
 TIMBERS]     $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE
              UNIVERSITY AND HOLDS AN M.B.A.  FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

Investors enjoyed generally positive performance in both the fixed income and stock markets in the first 10 months of 1995. At this point in the year, the returns of most leading securities markets worldwide are significantly higher than they were at the same time in 1994.

        We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2% in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.

        The economy's continued growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.

        Will the Federal Reserve Board adjust interest rates again? As of this date -- which precedes any resolution on the federal budget issue -- we doubt that the Fed has motivation to either ease or (which would be even less likely) raise interest rates. Our forecast calls for lower growth ranging between 2% to 3% for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

        We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market showed some vulnerability when it took a tumble in the summer. The market recovered after a brief period and has gained ground since. But such a sudden, severe mini-correction served to remind investors that the current bull market will inevitably come to an end someday and that some sectors may even be overextended today.

        As we view the remainder of the year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

        International investing continues to be quite complex. After sinking to its post-World War II low in April, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

General Economic Overview



ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                            Now (10/31/95)     6 months ago      1 year ago      2 years ago
10-year Treasury rate(1)       6.04               6.63              7.96             5.72
Prime rate(3)                  8.75               9                 8.15             6
Inflation rate(3)(*)           2.54               3.05              2.68             2.75
The U.S. Dollar(4)            -1.05             -10.02             -5.65             1.23
Capital goods orders(5)(*)    11.72               9.44             18.9             19.12
Industrial production(6)(*)    3.03               3.84              6.08             3.50
Employment growth(7)           1.80               2.30              3.25             2.47

(*) Data as of September 30, 1995

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on corporate profits and equity performance.

(7)  An influence on family income and retail sales.

Source: Economics Department, Kemper Financial Services, Inc.

        We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

        Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

        With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed income markets to react with enthusiasm if progress can be made.

        With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio manager. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Stephen B. Timbers

STEPHEN B. TIMBERS

CHIEF INVESTMENT AND EXECUTIVE OFFICER

November 6, 1995

Performance Update



                   STEVEN H. REYNOLDS, EXECUTIVE VICE PRESIDENT AND CHIEF
 [PHOTO OF         INVESTMENT OFFICER FOR EQUITY INVESTMENTS OF KEMPER FINANCIAL
 STEVEN H.         SERVICES, INC. (KFS), AND THE EQUITY INVESTMENT COMMITTEE ARE
 REYNOLDS]         CURRENTLY MANAGING THE KEMPER GROWTH FUND. REYNOLDS JOINS KFS
                   WITH NEARLY 30 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE
                   HOLDS AN M.B.A. IN FINANCE FROM THE UNIVERSITY OF VIRGINIA
                   AND A B.A. IN ECONOMICS FROM JOHNS HOPKINS UNIVERSITY.

C. BETH COTNER, PORTFOLIO MANAGER OF KEMPER GROWTH FUND, RESIGNED IN
SEPTEMBER, 1995 TO PURSUE OTHER INTERESTS. UNTIL A SUCCESSOR IS NAMED, THE FUND IS BEING MANAGED BY KEMPER'S EQUITY INVESTMENT COMMITTEE, AND STEVEN H. REYNOLDS, KEMPER'S CHIEF INVESTMENT OFFICER OF EQUITIES. IN THE FOLLOWING INTERVIEW, REYNOLDS DISCUSSES THE FUND'S PERFORMANCE IN THE BULL MARKET OF 1995 AND HIS OUTLOOK FOR THE COMING YEAR.


Q. KEMPER GROWTH FUND CLOSED THE FISCAL YEAR WITH A 26.07% GAIN FOR CLASS A SHARES ON A TOTAL RETURN BASIS -- A SIGNIFICANT CHANGE FROM THE NEGATIVE RETURN POSTED ONE YEAR EARLIER. WHAT BROUGHT ABOUT THIS CHANGE?

A.  At the beginning of the fiscal year (October 1, 1994), the Federal
Reserve Board was still raising short-term interest rates in an effort to bring economic growth down to a more sustainable level and to head-off inflation. Although corporate earnings were generally strong, rising rates compressed price/earnings (P/E) multiples (the ratio of a stock's price to its earnings), negatively affecting valuations.

        Early in 1995, as interest rates began to decline, improving P/E multiples and a significant increase in earnings momentum contributed to a strong bull market. Supporting this rebound was a global technology-based capital spending boom, in which U.S. companies like Intel, Microsoft and Cisco Systems were dominant. In addition, a weak dollar relative to the Japanese yen and German deutchmark benefited large multinational companies like Coca Cola and Procter & Gamble, because their earnings from foreign sales increased when translated back into U.S. dollars. Interest rate-sensitive stocks like banks, insurers, mortgage lenders and credit card issuers (Nationsbank, MBNA, MGIC) performed well thanks to declining, and then stable, interest rates. Consumer staples (Campbell Soup, Scott Paper) rebounded, as did health care stocks (Johnson & Johnson, Medtronic).

        The fund was well positioned for the turnaround. We maintained a weighting of about 18 to 21 percent in technology which, of course, has been the market leader throughout the past year. Holdings in consumer products, health care and financial stocks also increased in late 1994, as our analysts identified a number of buying opportunities -- companies trading at very low valuations relative to their projected earnings. As a result, the fund was well exposed to the strong performance of each of these sectors over the past nine months. In addition, many of the fund's holdings were companies with international exposure, so we were able to benefit from the weak dollar as well.

Performance Update

Q.  HOW DID THE GROWTH FUND'S INVESTMENT PORTFOLIO CHANGE IN THIS ENVIRONMENT?

A. Comparing the fund's current sector weightings with one year ago (see page 9), you can see that we've maintained a pretty steady sector allocation -- favoring consumer products, technology and health care. Of course, some selected changes occurred within each sector. In technology, for example, positions in Motorola, Silicon Graphics and Oracle Systems were reduced and eventually eliminated. A year ago these companies were among the fund's top holdings. But after posting significant gains, we felt they were fully valued and were concerned that their earnings momentum may have peaked. Instead, we invested in companies such as Sun Microsystems and Compaq Computer, and biotechnology companies like Amgen and Biogen, which were poised for additional growth.

        In health care, we were concerned about the earnings momentum of Health Maintenance Organizations (HMOs) and eliminated our positions. This allowed us to avoid the drubbing those stocks took in the spring. As the dollar strengthened, positions in some of the multinational stocks like Merck and Abbott Laboratories were trimmed to take profits and protect against declines in the face of earnings pressures. We reduced several of our consumer stock positions, including Coca Cola and Procter & Gamble, for the same reasons.

Q. DESPITE THE FUND'S STRONG PERFORMANCE, IT STILL LAGGED THE STANDARD & POOR'S ("S&P") 500 INDEX AS WELL AS THE LIPPER GROWTH FUND CATEGORY FOR THE YEAR ENDED SEPTEMBER 30. WHY?

A.  It comes down to a more conservative management approach on our part.
While we certainly benefited from our technology positions, many of our competitors have had a substantially larger stake than our fund -- as much as 30 or 40% of assets. In contrast, the Growth Fund's technology weighting was in the high teens to low 20s. That limited our participation in the extended technology rally. But, from a risk perspective, we didn't think it was prudent for a diversified equity fund to maintain that large a position in one investment sector.

Q. AS KEMPER'S NEW CHIEF INVESTMENT OFFICER FOR EQUITIES, DO YOU ANTICIPATE ANY CHANGES TO THE MANAGEMENT OF THE FUND?

A. No significant changes. Kemper's motto for equity investing has been "Growth at the Right Price." Going forward, we'll put more emphasis on "right." Our goal at this point is to take better advantage of the opportunities presented by market volatility -- using our research capabilities to identify opportunities before the market recognizes them and being more disciplined about selling when a stock becomes overpriced. Toward that end, our research staff will continue to focus on companies with favorable risk/reward characteristics, being careful not to get caught up in market euphoria.

        As far as portfolio structure, we're in the process of reducing the number of fund holdings -- from the current 100 to a more manageable total of about 70-80 stocks. That will be accomplished in two ways. First, we'll eliminate some extremely small positions. In a fund of this size, a 0.1% or 0.2% position, even if it gains 100%, just doesn't contribute to performance in a meaningful way. Second, we're going to move out of some positions that have been significant winners over the past six to nine months and appear to have reached full valuation.

Q.  WHAT IS YOUR OUTLOOK FOR GROWTH STOCKS IN THE COMING YEAR?

A. Looking toward 1996, we remain optimistic on the equity markets. From our vantage point, it appears that companies are doing all the right things to improve their bottom lines and boost shareholder value. In addition, the political environment is very positive with both political parties attempting to bring about a more sane, intelligent plan to balance the budget and manage government spending. The global economies should continue on a positive path. Domestically, we believe the market is fairly valued and, even after the big market gains of 1995, we don't see a lot of valuation risk.

Performance Update

Q.  WHAT COULD CHANGE YOUR OUTLOOK?


A. The biggest threat to our current outlook would be some sort of political or financial disequilibrium in the international markets -- some unanticipated event(s) impacting the global banking system, which could lead to currency and fund flow problems, and inflated interest rates which could negatively impact the bond markets as well as valuations in the equity markets. Such events could cause a setback for the domestic markets in terms of the pace of economic growth and, possibly, the speed with which political reforms are implemented.

        We think that sort of scenario is a long-shot at this point but, as we saw last year in Mexico, it's a possibility. Barring a crisis of this nature, the combination of a rebounding economy, low inflation, stable interest rates, continued profit growth and reasonable equity valuations argue for continued progress in stock prices in 1996.



AVERAGE ANNUAL TOTAL RETURNS*
FOR PERIODS ENDED SEPTEMBER 30, 1995 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                                                                                      LIFE OF
                                1-YEAR              5-YEAR         10-YEAR             CLASS
KEMPER GROWTH FUND CLASS A       18.81%               15.55%          14.50%         12.44%  (SINCE 4/4/66)
KEMPER GROWTH FUND CLASS B       21.83%                 N/A             N/A          14.39%  (SINCE 5/31/94)
KEMPER GROWTH FUND CLASS C       24.99%                 N/A             N/A          16.70%  (SINCE 5/31/94)



GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER GROWTH FUND CLASS A FROM 1/1/79 THROUGH 9/30/95

                                                                       WILSHIRE
                      KEMPER GROWTH           RUSSELL 1000            LARGE COMPANY           STANDARD & POOR'S
                      FUND CLASS A1           GROWTH INDEX**           GROWTH INDEX            500 STOCK INDEX
 1/1/79               10000                    10000                   10000                   10000
12/31/83              21840                    21421                   21895                   22203
12/31/87              38606                    34234                   36245                   38734
12/31/91              96942                    72895                   83241                   74980
 9/30/95             115578                   106106                  119230                  116679









GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER GROWTH FUND CLASS B FROM 5/31/94 THROUGH 9/30/95



                                                                       Wilshire
                      Kemper Growth           Russell 1000            Large Company           Standard & Poor's
                      Fund Class B1           Growth Index**           Growth Index            500 Stock Index
 5/31/94                 10000                   10000                    10000                  10000
12/31/94                9764.7                   10529                    10492                  10284
 9/30/95                 11966                   13816                    13851                  13335



Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A Shares adjustment for the maximum sales charge of 5.75% and for Class B Shares adjustment for the applicable contingent deferred sales charge of 3%. The maximum contingent deferred sales charge is 4%. There is no sales charge for Class C Shares. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

1 Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. When reviewing the performance chart, please note that the inception date for the Russell 1000 Growth Index is 1/1/79. As a result, we are not able to illustrate the life of fund performance (since 4/4/66) for the Kemper Growth Fund. In comparing the Kemper Growth Fund to the two indices, you should also note that the Fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices. Beginning with the next annual report, we will stop showing the Wilshire Large Company Growth Index and will only show the Russell 1000 Growth Index, a more readily available index.

** The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

+ The Wilshire Large Company Growth Index is an unmanaged index, which generally represents the market for stocks of larger companies (selected on the basis of sales growth, return on equity, and dividend payout). Source is Wilshire Associates Incorporated.

++ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

Performance Update



GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER GROWTH FUND CLASS C FROM 5/31/94 THROUGH 9/30/95


                                                                      Wilshire
                      Kemper Growth           Russell 1000            Large Company           Standard & Poor's
                      Fund Class C1           Growth Index**           Growth Index+           500 Stock Index++
 5/31/94              10000                      9705                    9678                      10000
12/31/94               9772                     10529                   10492                      10284
 9/30/95              12291                     13816                   13851                      13335



CAPITALIZATION The value of a corporation as determined by the market price of its issued and outstanding common stock. It is calculated by multiplying the number of outstanding shares by the current market price of a share.

P/E RATIO The price of a stock divided by its earnings per share. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.


TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

Industry Sectors

A YEAR-TO-YEAR COMPARISON
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON SEPTEMBER 30, 1995 AND ON SEPTEMBER 30, 1994.


                        Kemper Growth Fund           Kemper Growth Fund
                          as of 9/30/95                as of 9/30/94
Basic Industries            6.6%                             6.4%
Capital goods              10.1                              5.0
Technology                 20.9                             21.6
Consumer durables           0                                3.0
Consumer non-durables      31.8                             30.8
Health care                16.5                             15.0
Finance                    10.6                             11.0
Transportation              1.0                              3.3
Energy                      2.5                              1.8
Utilities                   0                                1.4
Other                       0                                0.7




A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX
DATA SHOW THE PERCENTAGES OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER GROWTH FUND REPRESENTED ON SEPTEMBER 30, 1995, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 1000 GROWTH INDEX.


                        Kemper Growth Fund           Kemper Growth Fund
                          as of 9/30/95                as of 9/30/94
Basic Industries            6.6%                             4.6%
Capital goods              10.1                              9.9
Technology                 20.9                             21.9
Consumer durables           0                                0.8
Consumer non-durables      31.8                             34.3
Health care                16.5                             15
Finance                    10.6                              6.2
Transportation              1                                0.6
Energy                      2.5                              2.1
Utilities                   0                                4.5
Other                       0                                0.1


Largest Holdings

THE FUND'S 10 LARGEST HOLDINGS
REPRESENTING 19.5% OF THE FUND'S TOTAL NET ASSETS ON SEPTEMBER 30, 1995



              HOLDINGS                                                                                               PERCENT
1.       JOHNSON & JOHNSON     Largest and most comprehensive manufacturer of health care products serving             2.6%
                               the consumer, pharmaceutical and professional markets.

2.       PHILIP MORRIS         Largest cigarette company in the U.S. and the second largest brewer, through            2.2%
                               its Miller Brewing subsidiary. The company is also a major branded food producer, through its Kraft and General Foods subsidiaries.

3.       FIRST FINANCIAL       Leader in information services, offering a vertically integrated set of data            2.1%
         MANAGEMENT            processing, storage and management products for the capture, manipulation and distribution of data.

4.       MEDTRONIC             Developer, manufacturer and marketer of therapeutic medical devices designed to         2.1%
                               improve cardiovascular and neurological health.

5.       SCOTT PAPER           Manufactures and markets 1) personal care and cleaning products for personal care,      1.9%
                               environmental cleaning and health care and health care and 2) printing and publishing products.

6.       INTEL                 Engaged in the design, development, manufacture and sale of advanced microcomputer      1.9%
                               components, such as integrated circuits and other related products.

7.       MGIC INVESTMENT       Leading provider of private mortgage insurance coverage in the U.S. to mortgage         1.7%
         CORP.                 bankers, savings institutions, commercial banks, mortgage brokers, credit unions and other lenders.

8.       MONSANTO              Manufactures and sells agricultural and chemical products, manmade fibers and textile   1.7%
                               intermediates, industrial chemicals, polymer products, resin products and rubber chemicals and instruments, prescription drugs and artificial sweeteners.

9.       MBNA                  Parent of MBNA America Bank, N.A. ( a national bank). Second largest lender through     1.7%
                               bank credit cards, with $14.2 billion in managed loans to over 12 million customers.

10.      PROCTER & GAMBLE      Engaged in the manufacture and distribution of a wide variety of household products,    1.6%
                               consisting of laundry and cleaning products, diapers, personal care products and food products.

Portfolio of Investments

KEMPER GROWTH FUND
PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1995
(DOLLARS IN THOUSANDS)

                                                                          Number of shares            Value
COMMON STOCKS
---------------------------------------------------------------------------------------------------------
CHEMICALS--5.3%                     Air Products & Chemicals                      425,000         $ 22,153
                                    B.F. Goodrich Co.                             523,100           34,459
                                    E.I. DuPont de Nemours & Co.                  500,000           34,375
                                    Monsanto Co.                                  423,000           42,617
                                    ======================================================================
                                                                                                   133,604

----------------------------------------------------------------------------------------------------------
COMMUNICATIONS                      (a)Cox Communications Inc.                  1,000,000           20,250
AND MEDIA--3.7%                     (a)DSC Communications Corp.                   310,900           18,421
                                       SBC Communications, Inc.                   309,000           16,995
                                    (a)Tellabs Operations                         392,400           16,530
                                    (a)WorldCom, Inc.                             651,700           20,936
                                    ======================================================================
                                                                                                    93,132

----------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--6.9%             (a)BMC Software                               181,200            8,335
                                      First Data Corporation                      348,000           21,576
                                      First Financial Management Corporation      550,000           53,694
                                      General Motors Corporation, "E"             549,200           24,989
                                    (a)Informix Corp.                             600,000           19,500
                                    (a)Microsoft Corp.                            338,600           30,643
                                      Reynolds &Reynolds Co.                      400,000           13,750
                                    ======================================================================
                                                                                                   172,487

----------------------------------------------------------------------------------------------------------
COMPUTER SYSTEMS--3.5%              (a)Compaq Computer Corp.                      371,300           17,962
                                      Hewlett-Packard, Co.                        254,900           21,252
                                    (a)Silicon Graphics Inc.                      907,400           31,192
                                    (a)Sun Microsystems                           272,300           17,155
                                    ======================================================================
                                                                                                    87,561

----------------------------------------------------------------------------------------------------------
CONSTRUCTION--.6%                     Fluor Corp.                                 281,700           15,775

----------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                     Campbell Soup Co.                          125,600             6,311
AND SERVICES--14.7%                   Coca-Cola Co.                              390,300            26,931
                                      CPC International                          270,000            17,820
                                    (a)CUC International                         369,800            12,897
                                    (a)Franklin Quest Co.                         45,500             1,115
                                      Gillette Co.                               578,800            27,565
                                      Manpower Inc.                            1,080,000            31,320
                                      McDonald's Corporation                     324,600            12,416
                                      Newell Co.                               1,075,000            26,606
                                      PepsiCo                                    250,000            12,750
                                      Philip Morris Companies                    652,900            54,517
                                      Pioneer Hi-Bred International              100,000             4,600
                                      Procter & Gamble Co.                       525,100            40,433
                                      Sara Lee Corp.                             975,000            29,006
                                      Scott Paper Co.                          1,000,000            48,500
                                      Service Corp. International                380,000            14,868
                                    ======================================================================

                                                                                                   367,655


Portfolio of Investment
(DOLLARS IN THOUSANDS)

                                                                         Number of shares            Value
DRUGS AND HEALTHCARE--                Abbott Laboratories                         798,500         $ 34,036
14.9%                               (a)Amgen, Inc.                                210,800           10,514
                                    (a)Biogen                                      86,900            5,214
                                    (a)Boston Scientific Corp.                    270,000           11,509
                                      Columbia/HCA Healthcare Corp.               600,000           29,175
                                      Guidant Corp.                               474,224           13,871
                                    (a)HealthCare COMPARE Corp.                   330,000           12,787
                                    (a)Healthsource, Inc.                         300,000           14,437
                                    (a)IDEXX Laboratories                         577,800           21,523
                                      Integrated Health Services                  244,100            6,896
                                      Johnson & Johnson                           879,200           65,171
                                      Eli Lilly & Co.                             218,319           19,622
                                      Medtronic, Inc.                             980,000           52,675
                                      Merck & Co., Inc.                           264,400           14,806
                                      Pfizer Inc.                                 468,000           24,980
                                      SmithKline Beecham PLC                      300,000           15,188
                                      United Healthcare Corp.                     278,500           13,612
                                    (a)U.S. Bioscience, with warrants
                                       expiring 1988                                6,237               41
                                    (a)Value Health                               245,000            6,493
                                     ---------------------------------------------------------------------
                                                                                                   372,550

----------------------------------------------------------------------------------------------------------
ENERGY AND                            Enron Corp.                                 902,400           30,230
RELATED SERVICES--2.3%                Mobil Corp.                                 140,000           13,948
                                      Praxair, Inc.                               475,000           12,706
                                     ---------------------------------------------------------------------
                                                                                                    56,884

----------------------------------------------------------------------------------------------------------
ENTERTAINMENT                         Walt Disney Company                         630,700           36,186
AND GAMING--2.9%                      Harrah's Entertainment                      520,000           15,210
                                    (a)Viacom International, "B"                  417,593           20,775
                                     ---------------------------------------------------------------------
                                                                                                    72,171

----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                    American International Group, Inc.          239,300           20,340
AND REAL ESTATE--9.6%                 Boatmen's Bancshares                        697,500           25,807
                                      Dean Witter Discover                        487,800           27,439
                                      First USA                                   332,000           18,011
                                      General Re Corp.                            142,300           21,487
                                      MBNA Corporation                          1,020,100           42,462
                                      Mercantile Bancorp                          250,000           11,188
                                      MGIC Investment Corp.                       747,500           42,794
                                      NationsBank                                 461,400           31,029
                                     ---------------------------------------------------------------------
                                                                                                   240,557

----------------------------------------------------------------------------------------------------------
MANUFACTURING--9.1%                   Allied-Signal                               404,900           17,866
                                      Armstrong World Industries                  151,700            8,419
                                      Boeing Co.                                  584,800           39,913
                                    (a)Crown Cork & Seal Co.                      354,400           13,733
                                      Emerson Electric Co.                        453,200           32,404
                                      General Electric Co.                        601,600           38,352
                                      Loral Corp.                                 290,300           16,547
                                    (a)Thermo Electron Corp.                      400,000           18,550
                                      TriMas Corp.                                152,900            3,173
                                      Xerox Corporation                           200,000           26,875
                                      York International Corp.                    306,700           12,920
                                     ---------------------------------------------------------------------
                                                                                                   228,752


Portfolio of Investments
(DOLLARS IN THOUSANDS)

                                                                        Number of shares           Value
---------------------------------------------------------------------------------------------------------
RETAILING AND                      Alco Standard Corporation                     321,300          $27,230
DISTRIBUTION--7.5%             (a) Federated Department Stores                 1,098,300           31,164
                                   Home Depot                                    573,600           22,872
                               (a) Office Depot                                  781,700           23,549
                               (a) OfficeMax                                     849,250           20,594
                                   Tandy Corp.                                   200,000           12,150
                               (a) Viking Office Products                        426,200           17,794
                                   Wal-Mart Stores                               495,600           12,328
                                   Warnaco Group                                 813,200           19,517
                                  =======================================================================
                                                                                                  187,198

---------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                 (a) Applied Materials, Inc.                       248,000           25,358
AND NETWORKING--8.5%           (a) Atmel Corporation                             394,400           13,311
                               (a) Cisco Systems                                 491,200           33,893
                                   Intel Corp.                                   772,300           46,434
                                   Linear Technology Corp.                       750,000           31,125
                               (a) LSI Logic Corp.                               325,000           18,769
                               (a) Solectron Corp.                               371,700           14,682
                               (a) 3Com Corporation                              617,600           28,101
                                  =======================================================================
                                                                                                  211,673
---------------------------------------------------------------------------------------------------------
TRANSPORTATION--.9%            (a) Wisconsin Central Transportation Corporation  328,600           21,934
                                  =======================================================================
                                   TOTAL COMMON STOCKS--90.4%
                                  -----------------------------------------------------------------------
                                   (Cost: $1,714,655)                                           2,261,933
                                  =======================================================================

                                                                        Principal amount            Value
---------------------------------------------------------------------------------------------------------
MONEY MARKET                      Yield-5.84% to 5.92%
INSTRUMENTS                       Due-October and November 1995
                                  ConAgra, Inc.                                  $35,400           35,197
                                  Dynamic Funding Corporation                     30,000           29,783
                                  Ensearch Corporation                            11,250           11,212
                                  Finova Capital Corporation                      15,000           14,950
                                  GTE Corporation                                  3,000            2,987
                                  GTE Finance Corporation                            500              499
                                  Renaissance Energy Co.                          20,000           19,960
                                  =======================================================================
                                  TOTAL MONEY MARKET INSTRUMENTS--4.5%
                                  (Cost: $114,614)                                                114,588
                                  =======================================================================
                                  TOTAL INVESTMENTS--94.9%
                                  (Cost: $1,829,269)                                            2,376,521
                                  =======================================================================
                                  Cash and other assets, less liabilities--5.1%                   126,780
                                  =======================================================================
                                  Net assets--100%                                             $2,503,301
                                  =======================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $1,829,269,000 for federal income tax purposes at September 30, 1995, the aggregate gross unrealized appreciation was $562,972,000, the aggregate gross unrealized depreciation was $15,720,000 and the net unrealized appreciation of investments was $547,252,000.

See accompanying Notes to Financial Statements.

Report of Independent Auditors

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Growth Fund as of September 30, 1995, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Growth Fund at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.

                                                                ERNST& YOUNG LLP

Chicago, Illinois
November 14, 1995

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995
(IN THOUSANDS)

ASSETS
Investment, at value
(Cost: $1,829,269)                                                  $2,376,521
------------------------------------------------------------------------------
Cash                                                                       166
------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                       1,615
------------------------------------------------------------------------------
  Investments sold                                                     128,841
------------------------------------------------------------------------------
  Dividends and interest                                                 3,237
------------------------------------------------------------------------------
    TOTAL ASSETS                                                     2,510,380

LIABILITIES AND NET ASSETS

Payable for:
  Fund shares redeemed                                                   3,898
------------------------------------------------------------------------------
  Management fee                                                         1,118
------------------------------------------------------------------------------
  Distribution services fee                                                485
------------------------------------------------------------------------------
  Administrative services fee                                              483
------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                 1,007
------------------------------------------------------------------------------
  Other                                                                     88
------------------------------------------------------------------------------
    Total liabilities                                                    7,079
------------------------------------------------------------------------------
NET ASSETS                                                          $2,503,301
------------------------------------------------------------------------------

ANALYSIS OF NET ASSETS

Paid-in capital                                                     $1,811,801
------------------------------------------------------------------------------
Undistributed net realized gain on investments                         123,899
------------------------------------------------------------------------------
Net unrealized appreciation on investments                             547,252
------------------------------------------------------------------------------
Undistributed net investment income                                     20,349
------------------------------------------------------------------------------
Net assets applicable to shares outstanding                         $2,503,301
------------------------------------------------------------------------------

THE PRICING OF SHARES

CLASS A SHARES
  Net asset value and redemption price per share
  ($1,685,271 divided by 104,876 shares outstanding)                    $16.07
------------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)                  $17.05
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($780,522 divided by 49,242 shares outstanding)                       $15.85
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price per share
  ($5,161 divided by 325 shares outstanding)                            $15.87
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($32,347 divided by 2,010 shares outstanding)                         $16.09
------------------------------------------------------------------------------


See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

Year ended September 30, 1995
(IN THOUSANDS)

NET INVESTMENT INCOME
  Dividends                                                            $ 31,006
-------------------------------------------------------------------------------
  Interest                                                                5,501
-------------------------------------------------------------------------------
    Total investment income                                              36,507
-------------------------------------------------------------------------------

Expenses:
  Management fee                                                         12,349
-------------------------------------------------------------------------------
  Distribution services fee                                               5,273
-------------------------------------------------------------------------------
  Administrative services fee                                             5,362
-------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                 10,203
-------------------------------------------------------------------------------
  Professional fees                                                          77
-------------------------------------------------------------------------------
  Reports to shareholders                                                   400
-------------------------------------------------------------------------------
  Trustees' fees and other                                                  100
-------------------------------------------------------------------------------
    Total expenses                                                       33,764
-------------------------------------------------------------------------------
Net investment income                                                     2,743
-------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on sales of investments                             132,687
-------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                  392,371
-------------------------------------------------------------------------------
Net gain on investments                                                 525,058
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   $527,801
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)


                                                       YEAR ENDED SEPTEMBER 30,
                                                               1995        1994
-------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                    $    2,743     2,123
-------------------------------------------------------------------------------
  Net realized gain                                           132,687    42,600
-------------------------------------------------------------------------------
  Change in net unrealized appreciation                       392,371  (221,438)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                             527,801  (176,715)
-------------------------------------------------------------------------------
Net equalization charges                                       (4,328)   (2,595)
-------------------------------------------------------------------------------
Distribution from net realized gain on investments            (30,829) (113,892)
-------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions      (245,320)  722,218
-------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                  247,324   429,016
-------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                           2,255,977 1,826,961

END OF YEAR (INCLUDING UNDISTRIBUTED NET INVESTMENT
INCOME OF $20,349 IN 1995 AND $22,732 IN 1994)             $2,503,301 2,255,977
-------------------------------------------------------------------------------

1 DESCRIPTION OF THE FUND    Kemper Growth Fund is an open-end management
                             investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class
                             A shares and do not convert into another class.
                             Class I shares, which are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Each share represents an identical interest in the investments of the Fund and has the same rights.

2 SIGNIFICANT                INVESTMENT VALUATION. Investments are stated at
  ACCOUNTING POLICIES        value. Portfolio securities that are traded on a
                             domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of

                             3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES AND DIVIDENDS TO
                             SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             Differences in dividends per share are due to different class expenses. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

                             Distributions are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

3 TRANSACTIONS
  WITH AFILIATES             MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Kemper Financial Services, Inc.
                             (KFS) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining gradually to .42% of average daily net assets in excess of $12.5 billion. The
                             Fund incurred a management fee of $12,349,000 for the year ended September 30, 1995.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). As principal underwriter for the Fund, KDI retained commissions of $266,000 for the year ended September 30, 1995 for sales of Class A shares, after allowing $2,130,000 as commissions to firms of which $326,000 was paid to firms affiliated with KDI. For distribution services, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms that provide distribution services to investors. KDI compensates these firms at various rates for sales of Class B and Class C shares. During the year ended September 30, 1995, the Fund incurred a distribution services fee for Class B and Class C shares of $5,273,000, and KDI paid $3,318,000 for commissions and distribution fees to firms, including $341,000 to firms affiliated with KDI. In addition, KDI received $2,368,000 of contingent deferred sales charges.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI.
                             For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various arrangements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. For the year ended September 30, 1995, the Fund incurred an administrative services fee of $5,362,000 and

                             KDI paid $5,301,000 to firms, including
                             $693,000 that was paid to firms affiliated with KDI.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended September 30, 1995, the transfer agent remitted shareholder services fees to KSvC of $7,474,000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of KFS. During the year ended September 30, 1995, the Fund made no payments to its officers and incurred trustees' fees of $53,000 to independent trustees.

4 INVESTMENT                 For the year ended September 30, 1995, investment
  TRANSACTIONS               transactions (excluding short term instruments)
                             are as follows (in thousands):

                             Purchases                     $1,446,148
                             Proceeds from sales            1,914,017

5 CAPITAL SHARE         The following table summarizes the activity in capital
  TRANSACTIONS          shares of the Fund (in thousands):

                                   Year ended September 30,
                               1995                       1994
                        --------------------       --------------------
                        Shares        Amount       Shares        Amount
-----------------------------------------------------------------------
SHARES SOLD
 Class A                17,146     $ 228,060       20,694     $ 275,869
-----------------------------------------------------------------------
 Class B                12,710       174,061        4,577        58,469
-----------------------------------------------------------------------
 Class C                   287         3,950          105         1,321
-----------------------------------------------------------------------
 Class I                 2,166        32,293           --            --
-----------------------------------------------------------------------

SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
 Class A                 1,651        20,744        8,047       108,304
-----------------------------------------------------------------------
 Class B                   736         9,188           --            --
-----------------------------------------------------------------------
 Class C                     2            29           --            --
-----------------------------------------------------------------------

SHARES REDEEMED
 Class A               (37,809)     (507,033)     (41,886)     (561,277)
-----------------------------------------------------------------------
 Class B               (14,880)     (203,270)      (4,400)      (56,293)
-----------------------------------------------------------------------
 Class C                   (66)         (944)          (2)          (30)
-----------------------------------------------------------------------
 Class I                  (156)       (2,398)          --            --
-----------------------------------------------------------------------

CONVERSION OF SHARES
 Class A                 2,001        27,345          968        12,303
-----------------------------------------------------------------------
 Class B                (2,018)      (27,345)        (970)      (12,303)
-----------------------------------------------------------------------

SHARES ISSUED IN ACQUISITION(A)
 Class A                    --            --       14,913       195,154
-----------------------------------------------------------------------
 Class B                    --            --       53,485       700,701
-----------------------------------------------------------------------
NET INCREASE (DECREASE)
FROM CAPITAL SHARE
TRANSACTIONS                       $(245,320)                 $ 722,218
-----------------------------------------------------------------------

(a) On May 27, 1994, the Fund acquired the assets of Kemper Investment Portfolios--Growth Portfolio in a tax-free exchange.

                                                                        CLASS A
                                                                YEAR ENDED SEPTEMBER 30,
                                            1995           1994            1993           1992        1991
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year        $12.93         15.33)           13.09          13.14        09.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                       .05           .01              .01            .03          .06
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)     3.27         (1.41)            2.29            .71         4.57
-----------------------------------------------------------------------------------------------------------
Total from investment operations            3.32         (1.40)            2.30            .74         4.63
-----------------------------------------------------------------------------------------------------------
Less dividends:
 Distribution from net investment income      --            --              .03            .05          .11
-----------------------------------------------------------------------------------------------------------
 Distribution from net realized gain         .18          1.00              .03            .74          .38
-----------------------------------------------------------------------------------------------------------
Total dividends                              .18          1.00              .06            .79          .49
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year              $16.07         12.93            15.33          13.09        13.14
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)              26.07%        (9.39)           17.60%          5.55%       54.13%

ANNUALIZED RATIOS TO AVERAGE NET ASSETS
Expenses                                    1.17%         1.09             1.00           1.03         1.04
-----------------------------------------------------------------------------------------------------------
Net investment income                        .43%          .24              .06            .32          .59
-----------------------------------------------------------------------------------------------------------

                                             CLASS B                        CLASS C                   CLASS I

                                                      MAY 31,                         MAY 31,         JULY 3,
                                    YEAR ENDED      1994 TO        YEAR ENDED      1994  TO           1995 TO
                                     SEPT. 30,      SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,
                                          1995           1994            1995            1994            1995
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period   $12.88)          13.10           12.88          13.09           14.80
------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)            (.08)           (.03)           (.07)          (.02)            .03
------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) 3.23            (.19)           3.24           (.19)           1.26
------------------------------------------------------------------------------------------------------------
Total from investment operations         3.15            (.22)           3.17           (.21)           1.29
------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain  .18              --             .18             --              --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $15.85           12.88           15.87          12.88           16.09
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)           24.83%          (1.68)          24.99          (1.60)           8.72

ANNUALIZED RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------
Expenses                                 2.17%           2.11            2.03           2.09             .59
------------------------------------------------------------------------------------------------------------
Net investment income (loss)             (.57)           (.76)           (.43)          (.67)            .92
------------------------------------------------------------------------------------------------------------

                                                                YEAR ENDED SEPTEMBER 30,
                                                         1995           1994            1993            1992           1991
-----------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
Net assets at end of year (in thousands)              $2,503,301       2,255,977       1,826,961      1,419,292       613,245
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       67%            115             139             83           143
-----------------------------------------------------------------------------------------------------------------------------

Note:  Total return does not reflect the effect of any sales charges.

Shareholder Meeting

SPECIAL SHAREHOLDERS MEETING

On September 19, 1995 the results of the proxy solicitation were announced at a joint special shareholders meeting. Kemper Growth Fund shareholders were asked to vote on four separate issues: election of nine Trustees to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement and for Class B and Class C shareholders only, approval of a new 12b-1 distribution plan with Kemper Distributors, Inc. or its successor on the same terms as the current plan. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:

1) Election of Trustees

                            For            Withheld
   David W. Belin           91,095,074     2,739,984
   Lewis A. Burnham         91,151,375     2,683,683
   Donald L. Dunaway        91,179,526     2,655,532
   Robert B. Hoffman        91,226,443     2,608,615
   Donald R. Jones          91,132,608     2,702,450
   David B. Mathis          91,104,458     2,730,600
   Shirley D. Peterson      91,076,307     2,758,751
   William P. Sommers       91,179,526     2,655,532
   Stephen B. Timbers       91,217,060     2,617,998

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund
   For                Against              Abstain
   89,046,985         1,590,150            3,197,924

3) Approval of new investment management agreement
   For                Against              Abstain
   87,012,575         2,446,752            4,375,729

4) Approval of new 12b-1 distribution plan
               For            Against      Abstain
   Class B
   Shares      23,327,593     1,187,425    1,677,592
   Class C
   Shares         132,199         1,742        8,857

                                N  O  T  E  S

Trustees and Officers

TRUSTEES                                       OFFICERS
STEPHEN B. TIMBERS                             JOHN E. PETERS
President and Trustee                          Vice President

DAVID W. BELIN                                 STEVEN H. REYNOLDS
Trustee                                        Vice President

LEWIS A. BURNHAM                               PHILIP J. COLLORA
Trustee                                        Vice President and
                                               Secretary
DONALD L. DUNAWAY
Trustee                                        CHARLES F. CUSTER
                                               Vice President and
ROBERT B. HOFFMAN                              Assistant Secretary
Trustee
                                               JEROME L. DUFFY
DONALD R. JONES                                Treasurer
Trustee
                                               ELIZABETH C. WERTH
DAVID B. MATHIS                                Assistant Secretary
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee



LEGAL COUNSEL                                  VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                               222 North LaSalle Street
                                               Chicago, IL 60601

SHAREHOLDER SERVICE AGENT                      KEMPER SERVICE COMPANY
                                               P.O. Box 419557
                                               Kansas City, MO 64141
                                               1-800-621-1048

CUSTODIAN AND TRANSFER AGENT                   INVESTORS FIDUCIARY TRUST COMPANY
                                               127 West 10th Street
                                               Kansas City, MO 64105


INDEPENDENT AUDITORS                           Ernst & Young LLP
                                               233 South Wacker Drive
                                               Chicago, IL 60606

INVESTMENT MANAGER                             KEMPER FINANCIAL SERVICES, INC.

PRINCIPAL UNDERWRITER                          KEMPER DISTRIBUTORS, INC.
                                               120 S. LaSalle Street
                                               Chicago, IL 60603



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